31 Projects	11 Cities Across California	$536.4M Invested or Allocated	11.7M Hours of Union Construction Work	4,410 Units of Housing (42% affordable)	$2.5B Total Economic Impact

City/ Project Names	Total Units	Commitment/ Allocation	TDC
Alameda	119	$5,967,100	$6,563,810
Water Edge	119	$5,967,100	$6,563,810
Carmichael	126	$4,748,800	$5,223,680
Carmichael Convalescent Hospital	126	$4,748,800	$5,223,680
Cloverdale	54	$1,543,461	$1,697,807
Cloverdale (Kings Valley)	54	$1,543,461	$1,697,807
Los Angeles	157	$11,457,624	$74,831,613
Destination Crenshaw	—	$8,000,000	$50,851,200
Kilgore Manor	52	$1,257,700	$1,383,470
Main Street Housing / Umoja	30	$1,016,160	$6,496,943
Rio Vista Village	75	$1,183,764	$16,100,000
Menlo Park	138	$12,195,000	$13,414,500
Glenwood Inn	138	$12,195,000	$13,414,500
Sacramento	350	$22,320,000	$24,552,000
Cottage Park Place	175	$11,160,000	$12,276,000
Gramercy Court	175	$11,160,000	$12,276,000
Salinas	200	$16,820,900	$43,348,674
Gabilan Plaza Phase I & II Apartments	200	$16,820,900	$43,348,674
San Diego	145	$11,664,300	$12,830,730
Woodcrest	145	$11,664,300	$12,830,730
San Francisco	2,007	$370,242,190	$729,284,950
101 Polk (The Civic)	162	$58,084,400	$82,847,679
333 Harrison Apartments	326	$70,001,400	$105,000,000
Alemany Plaza (Ocean View Terrace)	400	$60,000,000	$96,332,885
Arc Light Apartments	94	$32,462,900	$47,948,451
Bernal Gateway	55	$5,406,536	$14,300,000
Heritage Homes	148	$8,831,062	$29,430,729
Jazzie Collins Apartments (53 Colton)	96	$19,058,892	$52,515,971
One Embarcadero South	233	$42,000,000	$46,666,667
Potrero Launch Apartments	196	$2,585,000	$80,400,000
Putnam-Tompkins/Market Heights	46	$2,340,000	$2,574,000
San Cristina	58	$17,472,000	$49,334,105
Ventana Residences	193	$52,000,000	$121,934,463
San Jose	974	$74,598,200	$117,438,153
Almaden Lake Village	250	$22,250,000	$24,722,222
Casa del Pueblo Apartments	165	$24,982,000	$62,613,111
Country Club Villa	313	$17,403,200	$19,143,520
Rincon de los Esteros	246	$9,963,000	$10,959,300
San Leandro	140	$4,845,700	$5,330,270
Cherry Blossom Inn I	70	$4,463,700	$4,910,070
Cherry Blossom Inn II	70	$382,000	$420,200
Grand Total	4,410	$536,403,275	$1,034,516,187

Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. Data is since inception, current as of September 30, 2022. Economic impact data is in 2021 dollars and all other figures are nominal.

Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. Investors may view the HIT’s current prospectus, which contains more complete information, on its website at www.aflcio-hit.com and may obtain a copy from the HIT by calling the Marketing and Investor Relations Department collect at 202-331-8055. Investors should read the current prospectus carefully before investing.

The projects shown on this map may not reflect HIT’s current portfolio for any or all of the following reasons: (i) the assets related to the project(s) shown on this table may no longer be held in the HIT’s current portfolio; (ii) other assets in the HIT’s current portfolio may have characteristics different from those shown on this table; and (iii) this table is not a complete list of all the projects financed by the HIT as of the date of this report. A complete list of the HIT’s portfolio holdings as of the most recently disclosed month-end is available upon request or on its website at aflcio-hit.com.

1227 25th Street, NW Suite 500 | Washington, DC 20037 | 202.331.8055 www.aflcio-hit.com